United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

RADIOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23311	75-2648089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3600 JP Morgan Chase Tower

2200 Ross Avenue

Dallas, Texas 75201-2776

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 303-2776

Radiologix, Inc.

Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on March 11, 2004, relating to Radiologix, Inc.’s financial results for the quarter and the year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 11, 2004, the Registrant announced financial results for the quarter and the year ended December 31, 2003. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.

Included in the press release furnished as Exhibit 99.1 are certain non-GAAP financial measures utilized by the Registrant’s management to assess the Registrant’s performance. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

The information contained in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2004

RADIOLOGIX, INC.

By:	/s/ Stephen D. Linehan
Stephen D. Linehan
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Press Release issued by the Registrant on March 11, 2004, relating to Radiologix, Inc.’s financial results for the quarter and the year ended December 31, 2003.